UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 26, 2008
Hanmi Financial Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30421 (Commission File Number)	95-4788120 (IRS Employer Identification No.)

3660 Wilshire Boulevard Los Angeles California (Address of Principal Executive Offices)	90010 (Zip Code)
Registrant’s telephone number, including area code: (213) 382-2200
Not applicable
(Former name of former address, if changed since last report)
     Check the appreciate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
On June 26, 2008, Hanmi Financial Corporation issued a press release to announce a reduction in its quarterly cash dividend from previous level of $0.06 per share to $0.03 per share, payable on or about July 21, 2008 to shareholders of record on July 7, 2008. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference

Item 9.01	Financial Statements and Exhibits.
99.1	Press release of June 26, 2008 announcing reduction of dividend payment.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2008	Hanmi Financial Corporation
	By:	/s/ Jay S. Yoo
Jay S. Yoo
President and Chief Executive Officer